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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) March 30, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-5885                    13-2625764
(State or other juris-           (Commission                (IRS Employer
diction of incorporation)        File Number)             Identification No.)



    60 WALL STREET, NEW YORK, NEW YORK                        10260-0060
 (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

              On March 30, 2000, the Registrant issued a press release announcing its partnership with Sony and Sakura Bank with the purpose of establishing an Internet bank in Japan. A copy of such press release is filed herein as exhibit 99a.

              On March 31, 2000, the Registrant issued a press release announcing the launching, in partnership with EDS, of Arcordia, the world's first independent internet-based derivative management and settlement company. Arcordia will provide transaction management and settlement services via the Internet for derivative products to financial institutions and corporations worldwide. A copy of such press release is filed herein as exhibit 99b.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a) Financial Statements

                  NONE.

              (b) Pro Forma Financial Information

                  NONE.

              (c) Exhibits

                  99a. Copy of press release of J.P. Morgan & Co. Incorporated dated March 30, 2000.

                  99b. Copy of press release of J.P. Morgan & Co. Incorporated dated March 31, 2000.
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)






                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: March 30, 2000